As filed with the Securities and Exchange Commission on December 6, 2001
                                                      Registration No. 333-_____

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM S-8

                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933


                              DIEDRICH COFFEE, INC.
             (Exact name of Registrant as Specified in Its Charter)

              DELAWARE                                     33-0086628
   (State or Other Jurisdiction of                      (I.R.S. Employer
   Incorporation or Organization)                      Identification No.)


                              2144 Michelson Drive
                                Irvine, CA 92612
                                 (949) 260-1600
               (Address, including Zip Code, and Telephone Number,
        including Area Code, of Registrant's Principal Executive Offices)


                              DIEDRICH COFFEE, INC.
                           2000 EQUITY INCENTIVE PLAN
                              (Full Title of Plan)


                               J. Michael Jenkins
                              Diedrich Coffee, Inc.
                              2144 Michelson Drive
                                Irvine, CA 92612
                                 (949) 260-1600
 (Name, Address, including Zip Code, and Telephone Number, including Area Code, of Agent for Service)

                                    Copy to:
                             John M. Williams, Esq.
                           Gibson, Dunn & Crutcher LLP
                                  4 Park Plaza
                                Irvine, CA 92614
                                 (949) 451-3800


                         CALCULATION OF REGISTRATION FEE

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
                                                     PROPOSED           PROPOSED
                                                     MAXIMUM             MAXIMUM
                                 AMOUNT              OFFERING           AGGREGATE         AMOUNT OF
   TITLE OF SECURITIES            TO BE             PRICE PER           OFFERING         REGISTRATION
    TO BE REGISTERED          REGISTERED(1)          SHARE(2)           PRICE(2)             FEE
    ----------------          -------------          --------           --------             ---
      Common Stock,         250,000 shares(3)         $4.14            $1,035,000            $248
$0.01 par value per share

(1) Pursuant to Rule 416(a) under the Securities Act of 1933, this Registration Statement also covers such additional shares as may be issued pursuant to the anti-dilution provisions set forth in the Plan. In addition, pursuant to Rule 416(c) under the Securities Act of 1933, this Registration Statement also covers an indeterminate amount of interests to be offered or sold pursuant to the Plan.

(2) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(h) under the Securities Act of 1933, based upon the average of the high and low sale prices of the Company's common stock on The Nasdaq National Market System on December 3, 2001.

(3) Including the shares registered hereby, there are an aggregate of 437,500 shares are issuable under the Plan. In addition to the 250,000 shares registered hereby, 187,500 shares of the Company's common stock issuable under the Plan were previously registered under the Registration Statement on Form S-8 (Registration No. 333-52190), filed with the Securities and Exchange Commission on December 19, 2000.

                                  INTRODUCTION

         This Registration Statement on Form S-8 is filed by Diedrich Coffee,
Inc., a Delaware corporation (the "Company"), to register an additional 250,000 shares of the Company's common stock, par value $0.01 per share, issuable under the Diedrich Coffee, Inc. 2000 Equity Incentive Plan (the "Plan"), and consists of only those items required by General Instruction E to Form S-8.

                                     PART I
              INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS

         Information required by Part I of Form S-8 to be contained in the
Section 10(a) prospectus is omitted from this Registration Statement in accordance with Rule 428 under the Securities Act of 1933, as amended, and the Note to Part I of Form S-8.

                                     PART II
               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

         In accordance with General Instruction E to Form S-8, the contents of the Company's Registration Statement on Form S-8 (Registration No. 333-52190) previously filed by the Company with the Securities and Exchange Commission on December 19, 2000 is incorporated herein by reference and made a part hereof.


ITEM 8.  EXHIBITS.

         Pursuant to General Instruction E, only those opinions and consents required by Item 8 are provided, as follows.

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
Exhibit No.       Description
-----------       -----------

     5.1 Opinion of Gibson, Dunn & Crutcher LLP as to the legality of the additional securities being registered

     23.1         Consent of KPMG LLP, independent auditors

     23.2         Consent of Gibson, Dunn & Crutcher LLP (contained in Exhibit
                  5.1 hereto)

     24.1         Power of Attorney (contained on signature page hereto)

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Company certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration
Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Irvine, State of California, on December 6, 2001.

                                 DIEDRICH COFFEE, INC.


                                 By:   /s/ J. Michael Jenkins
                                       ----------------------------------------
                                       J. Michael Jenkins
                                       President and Chief Executive Officer


                                POWER OF ATTORNEY

         Each person whose signature appears below constitutes and appoints J.
Michael Jenkins and Matthew C. McGuinness his true and lawful attorneys-in-fact and agents, each acting alone, with full powers of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange
Commission, granting unto said attorneys-in-fact and agents, each acting alone, with full powers and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as full to all intents and purposes as he might or could do in person, hereby ratifying and confirming that all said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on the date indicated.

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
        SIGNATURE                                        TITLE                               DATE
        ---------                                        -----                               ----
/s/ J. Michael Jenkins                  President and Chief Executive Officer           December 6, 2001
----------------------------
    J. Michael Jenkins                       (Principal Executive Officer)


/s/ Matthew C. McGuinness                    Executive Vice President and               December 6, 2001
----------------------------
  Matthew C. McGuinness                         Chief Financial Officer
                                      (Principal Financial and Accounting Officer)

/s/ Paul Heeschen                               Chairman of the Board
----------------------------
      Paul Heeschen                                                                     December 6, 2001

/s/ Peter Churm                                       Director
----------------------------
       Peter Churm                                                                      December 6, 2001

/s/ Martin Diedrich                                   Director
----------------------------
     Martin Diedrich                                                                    December 6, 2001

/s/ Lawrence Goelman                                  Director
----------------------------
     Lawrence Goelman                                                                   December 6, 2001

                                  EXHIBIT INDEX

Exhibit No.          Description
-----------          -----------

     5.1 Opinion of Gibson, Dunn & Crutcher LLP as to the legality of the additional securities being registered

     23.1         Consent of KPMG LLP, independent auditors

     23.2         Consent of Gibson, Dunn & Crutcher LLP (contained in Exhibit
                  5.1 hereto)

     24.1         Power of Attorney (contained on signature page hereto)
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